Exhibit 10.1
SUCAMPO PHARMACEUTICALS, INC
AMENDED & RESTATED
2001 STOCK INCENTIVE PLAN
Section 1. Purpose of the Plan.
     The purpose of this Plan (as defined below) is to promote the interests of Sucampo Pharmaceuticals, Inc., a Delaware corporation, and its stockholders by aiding in maintaining and developing employees, officers, consultants, independent contractors and Directors capable of assuring the future success of the Company to offer such persons additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company.
Section 2. Definitions.
     As used in the Plan, the following terms shall have the meanings set forth below:
     (a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
     (b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.
     (c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.
     (d) “Board” shall mean the Board of Directors of the Company.
     (e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
     (f) “Committee” shall mean a committee of Directors designated by the Board to administer the Plan.
     (g) “Common Stock” shall mean the common stock, $.01 par value per share, of the Company.
     (h) “Company” shall mean Sucampo Pharmaceuticals, Inc., a Delaware corporation, and any successor corporation.
     (i) “Director” shall mean a member of the Board.
     (j) “Effective Date” shall mean the date given in Section 15 of the Plan.

     (k) “Eligible Person” shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.
     (l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     (m) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be reasonably established in good faith from time to time by the Committee.
     (n) “Incentive Stock Option” shall mean an Option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
     (o) “Non-Qualified Stock Option” shall mean an Option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
     (p) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.
     (q) “Other Stock Grant” shall mean any right granted under Section 6(e) of the Plan.
     (r) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.
     (s) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
     (t) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.
     (u) “Person” shall mean any individual, corporation, partnership, association or trust.
     (v) “Plan” shall mean the Sucampo Pharmaceuticals, Inc. 2001 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.
     (w) “Reload Option” shall mean any Option granted under Section 6(a)(iv) of the Plan.
     (x) “Restricted Stock” shall mean any Shares granted under Section 6(c) of the Plan.
     (y) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
     (z) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

     (aa) “Shares” shall mean shares of Class A Common Stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
     (bb) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
Section 3. Stock Subject to the Plan.
     (a) Subject to adjustment as provided in Section 8, the maximum number of Shares that may be issued under all Awards under the Plan shall be 350,000, and the maximum number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 350,000, subject to adjustment as provided in Section 8 and subject to the provisions of Section 422 or 424 of the Code or any successor provision. The Shares may be either authorized but unissued Shares or issued Shares that have been reacquired by the Company. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. If an Option under this Plan expires or for any reason is terminated or expires unexercised with respect to any Shares, such Shares shall again be available for Options thereafter granted during the term of this Plan.
     (b) Commencing at such time, as the Company’s Shares becomes registered under Section 12 of the Exchange Act, no Person may be granted any Award or Awards under this Plan, the value of which is based solely on an increase in the value of the Shares after the date of grant, for more than 100 Shares (subject to adjustment as provided for in Section 8) in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.
Section 4. Administration of Plan.
     (a) This Plan shall be administered by the Board or the Committee. The members of the Committee shall be appointed by and serve at the pleasure of the Board. Commencing at such time as the Company’s Common Stock becomes registered under Section 12 of the Exchange Act, the Committee shall consist of not less than that number of Directors that shall be required to permit Awards granted under this Plan to qualify under Rule 16b-3 (or any successor rule or regulation) promulgated by the Securities and Exchange Commission under the Exchange Act, as amended, each of whom shall be a “Non-Employee Director” within the meaning of such Rule. If the Company is subject to Section 162(m) of the Code, the Company expects to have this Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of such Section and each member of the Committee shall be an “outside director” within the meaning of such Section. If the Committee is established, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under this Plan.
     The Committee shall have plenary authority in its discretion, but subject to the express provisions of this Plan, to (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 13 to amend or terminate this Plan. The Committee’s determinations on the foregoing matters, unless otherwise disapproved by the Board, shall be final and conclusive.
     (b) The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination that is set forth in a written document and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.
     (c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.
Section 5. Eligibility.
     Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a

“subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 6. Awards.
     (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
          (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.
          (ii) Option Term. The term of each Option shall be fixed by the Committee.
          (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.
          (iv) Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted Option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) of the Plan or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.
          (v) With respect to Incentive Stock Options granted under the Plan, to the extent that the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year exceeds $100,000, in accordance with Section 422A(d) of the Code, such Options shall be treated as Non-Qualified Stock Options.

     (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
     (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
          (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. To effect such restrictions as the Committee may deem appropriate, the Company may require that the Participant execute and deliver a stockholder’s agreement which may contain further restrictions on voting and transfer of the Shares covered by the Restricted Stock Award.
          (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.
          (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.
     (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.
     (e) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.
     (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.
     (g) General.
          (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.
          (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
          (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.
          (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.
          (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.
          (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.
          (vii) Restrictions on Shares. (A) At the discretion of the Board, the Company may reserve to itself or its assignee(s) in the Award (1) a right of first refusal to purchase any Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party and (2) a right to repurchase any or all Shares of Restricted Stock held by a Participant upon such Participant’s termination of employment or service with the Company or Affiliate for any reason within a specified time as determined by the Board at the time of grant. To effect such restrictions as the Committee may deem appropriate, the Company may require that the Participant execute and deliver a stockholder’s agreement which may contain further restrictions on voting and transfer of the Shares covered by Award.
Section 7. Ten Percent Shareholder Rule.
     Notwithstanding any other provision in this Plan, if at the time an Award is otherwise to be granted pursuant to this Plan the Participant owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares constituting more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (within the meaning of Section 424(e) or 424(f) of the Code), if any, then any Award to be granted to such Participant pursuant to this Plan shall satisfy the requirements of Section 422(c)(7) of the Code, the option price shall be not less than 110% of the fair market value of the Shares determined as described herein, and such Award by its terms shall not be exercisable after the expiration of five (5) years from the date such Award is granted.
Section 8. Adjustments.
     If the Committee shall determine that, as the result of any change in the Shares or other securities of the Company through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other similar corporate transaction or change in the corporate structure of the Company, adjustments in this Plan and outstanding Options would be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall make such adjustments in this Plan and outstanding Awards as it may deem equitable. In the event of any such changes, adjustments shall include, where appropriate, changes in the number and type of Shares subject to this Plan and the number and type of Shares and the price per Share subject to outstanding Awards; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.
Section 9. Income Tax Withholding; Tax Bonuses.
     (a) In order to comply with all applicable domestic or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state or local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
     (b) The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) the Award in order to provide funds to pay all or a portion of federal, state or local taxes due as a result of such exercise or receipt (or the lapse of restrictions relating to). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.
Section 10. Amendment and Termination.
     (a) The Board may amend, alter, suspend, discontinue or terminate this Plan at any time; provided, however, that notwithstanding any other provision of this Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval (i)

would violate the rules or regulations of any securities exchange (including The Nasdaq Stock Market) that are applicable to the Company; or (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Awards under this Plan.
     (b) The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the holder or beneficiary thereof.
     (c) The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry this Plan into effect.
Section 11. Time of Granting.
     The granting of an Award pursuant to this Plan shall be effective only if an Award Agreement shall have been duly executed and delivered by and on behalf of the Company and the person to whom such Award is granted. Nothing contained in this Plan or in any resolution adopted or to be adopted by the Board or by the stockholders of the Company, and no action taken by the Committee or the Board (other than the execution and delivery of such Award Agreement), shall constitute the granting of an Award hereunder.
Section 12. No Right to Awards; No Guaranty of Continued Service or Future Benefits.
     (a) No Eligible Person, Participant or other Person shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under this Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
     (b) Nothing in this Plan or in any Award Agreement hereunder shall confer on any employee, Director, consultant or independent contractor any right to continue in the employ or service of the Company or any of its Affiliates or affect in any way the right of the Company or any of its Affiliates to terminate any such person’s employment or other services at any time, with or without cause. In addition, the Company or an Affiliate may at any time terminate the employment or service of an employee, Director, consultant or independent contractor free from any liability or any claim under this Plan or any Award or Award Agreement, unless otherwise expressly provided in this Plan or in any such Award or Award Agreement.
     (c) Awards shall be granted under this Plan in the sole discretion of the Board or the Committee and will not form part of the Participant’s salary or other compensation or entitle the Participant to similar Award grants in the future.

Section 13. General Provisions.
     (a) Nothing in this Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.
     (b) The validity, construction and effect of this Plan or any Award hereunder, and any rules and regulations relating to this Plan or any Award hereunder, shall be determined in accordance with the laws of the State of Delaware.
     (c) If any provision of this Plan or any Award Agreement hereunder is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify this Plan or any Award Agreement hereunder under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of this Plan hereunder, such provision shall be stricken as to such jurisdiction or Award Agreement, and the remainder of this Plan or any such Award Agreement shall remain in full force and effect.
     (d) Neither this Plan nor any Award Agreement hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate of the Company and a Participant or any other Person.
     (e) Fractional Shares may be issued or delivered pursuant to this Plan or any Award hereunder; provided that the Committee may determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
     (f) Headings are given to the Sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision hereof.
Section 14. Effective Date and Termination of Plan.
     (a) This Plan shall be effective as of February 15, 2001 (the “Effective Date).
     (b) Unless this Plan shall have been discontinued as provided in Section 10 above, this Plan shall terminate on December 31, 2010. No Award may be granted after such termination, but termination of this Plan shall not, without the consent of the recipient, alter or impair any rights or obligations under any Award theretofore granted.